SCUDDER

                                                                January 20, 1997
Dear Scudder Investor,

   On the reverse side, you'll find a prospectus supplement announcing that Scudder, Stevens & Clark, Inc. has agreed to continue to maintain the total fees and expenses of Scudder Limited Term Tax Free Fund at not more than 0.75% of the Fund's average daily net assets until December 31, 1997. Please keep this supplement with your prospectus.

   If you have questions about this information, or about the Fund in general, please call us at 1-800-225-2470. We will be happy to help you.
Sincerely,



/s/David S. Lee

David S. Lee
President, Scudder Investor Services, Inc.







This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.
                                                                   (over please)

SCUDDER
Scudder Limited Term Tax Free
Fund

Supplement to Prospectus
Dated May 1, 1996


Until December 31, 1997, the Fund's investment adviser, Scudder, Stevens & Clark, Inc., has agreed to continue to maintain the total annualized expenses of the Fund at not more than 0.75% of average daily net assets of the Fund.



January 20, 1997